UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2014

ENDEAVOR IP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-55094

Nevada	45-2563323
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

140 Broadway, 46th Floor, New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 212-858-7514

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Results of Operations and Financial Condition, Other Events, Financial Statement
Item 2.02. Results of Operations and Financial Condition.

In a press release dated September 15, 2014 (the "Press Release"), Endeavor IP, Inc. (the "Company") announced operating results for the fiscal third quarter ended July 31, 2014 and provided operating developments for the fiscal third quarter and events subsequent to the close of the fiscal third quarter. A copy of the Press Release is attached hereto as Exhibit 99.1. The information under the headings "Operating Developments” and "Operating Results " and the financial information included in the Press Release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 8.01. Other Events.

In the Press Release, the Company also provided operating developments and operating results. The information set forth in the information under the headings "Operating Developments,” "Operating Results," and "Forward Looking Statements" in the Press Release are incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.                      99.1 Press Release dated September 15, 2014.

The portions of the Press Release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the Press Release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavor IP, Inc.

/s/ Ravinder Dhat
Ravinder Dhat,
Chief Executive Officer

Date: September 15, 2014